UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 21, 2009
OPKO Health, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-26648 (Commission File Number)	75-2402409 (IRS Employer Identification No.)
4400 Biscayne Blvd
Suite 1180
Miami, Florida 33137
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (305) 575-4138

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
ITEM 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-99.1

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          Upon recommendation of the Corporate Governance and Nominating Committee, the Board of Directors of OPKO Health, Inc. (the “Company”) appointed Alice Lin-Tsing Yu, M.D., Ph.D., as a director of the Company effective as of April 21, 2009. Dr. Yu is a Distinguished Research Fellow and Associate Director at the Genomics Research Center, Academia Sinica, in Taiwan. She also serves as a Professor of Pediatrics for both the National Taiwan University and University of California in San Diego.

ITEM 9.01.	Financial Statements and Exhibits.
     (d) Exhibits
99.1	Press Release of OPKO Health, Inc. dated April 23, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPKO Health, Inc.
By	/s/ Rao Uppaluri
	Name:	Rao Uppaluri
	Title:	Chief Financial Officer

Date April 23, 2009